NET INCOME PER COMMON SHARE (Tables)	12 Months Ended
Jan. 02, 2021
Earnings Per Share [Abstract]
Schedule of net income per common share
Net income per common share was computed as follows:

(In millions, except per share amounts)	2020	2019	2018
(A) Net income	$555.9	$303.6	$467.4
(B) Weighted average number of common shares outstanding	83.4	84.0	87.3
Dilutive shares (additional common shares issuable under stock-based awards)	.7	1.0	1.3
(C) Weighted average number of common shares outstanding, assuming dilution	84.1	85.0	88.6
Net income per common share (A) ÷ (B)	$6.67	$3.61	$5.35
Net income per common share, assuming dilution (A) ÷ (C)	$6.61	$3.57	$5.28
Certain stock-based compensation awards were not included in the computation of net income per common share, assuming dilution, because they would not have had a dilutive effect. Stock-based compensation awards excluded from the computation were not significant in 2020, 2019 or 2018.